Exhibit 10.13



                       ---------------------------------



                              SECOND AMENDMENT TO
                                CREDIT AGREEMENT


                                  BY AND AMONG


                         CLEARVIEW CINEMA GROUP, ET AL.



                                      AND



                              THE PROVIDENT BANK,
                                Agent and Lender





                                  dated as of
                                 March 27, 1997


                       ---------------------------------

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment") dated as of March 27, 1997 by and among CLEARVIEW CINEMA GROUP, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns called "Holdings"), CCC MADISON TRIPLE CINEMA CORP., a New Jersey corporation, CCC CHESTER TWIN CINEMA CORPORATION, a New Jersey corporation, CCC MANASQUAN CINEMA CORPORATION, a New Jersey corporation, CLEARVIEW THEATRE GROUP, INC., a New Jersey corporation, CCC HERRICKS CINEMA CORP., a Delaware corporation, CCC PORT WASHINGTON CINEMA CORP., a Delaware corporation, CCC GRAND AVENUE CINEMA CORP., a Delaware corporation, CCC WASHINGTON CINEMA CORP., a Delaware corporation, CCC ALLWOOD CINEMA CORP., a Delaware corporation, CCC EMERSON CINEMA CORP., a Delaware corporation, CCC NEW CITY CINEMA CORP., a Delaware corporation, and CCC SUMMIT CINEMA CORP. (formerly known as 343-349 SPRINGFIELD AVENUE CORP.), a New Jersey corporation, (hereinafter collectively the Original Borrowers), and CCC BEDFORD CINEMA CORP., a Delaware corporation ("CCC Bedford") and CCC KISCO CINEMA CORP., a Delaware corporation ("CCC Kisco"), CCC CLOSTER CINEMA CORP., a Delaware corporation, ("CCC Closter"), CCC BERGENFIELD CINEMA CORP., a Delaware corporation, ("CCC Bergenfield"), CCC TENAFLY CINEMA CORP., a Delaware corporation, ("CCC Tenafly") and CCC B.C. REALTY CORP., a Delaware corporation, (CCC Realty"), (hereinafter, together with their successors in title and assigns collectively called "Borrowers" and each of which is a "Borrower") and THE PROVIDENT BANK, an Ohio banking corporation ("Agent") and various Lenders as set forth in the Credit Agreement.

                              PRELIMINARY STATEMENT

     WHEREAS, Original Borrowers, Agent and Lenders have entered into a Credit Agreement dated as of May 29, 1996, as amended by a Joinder Agreement and First Amendment ("First Amendment") dated as of December 13, 1996 (collectively the "Credit Agreement"); and

     WHEREAS, CCC Bedford and CCC Kisco were joined as borrowers to the Credit Agreement by that certain Joinder Agreement dated as of July 18, 1996, and CCC Closter, CCC Bergenfield, CCC Tenafly, and CCC Realty were joined as borrowers by the First Amendment,

     WHEREAS, Holdings desires to enter into the Summit Transaction and Chester Twin Transaction (as hereinafter defined), in connection with which Borrowers have requested additional loans of $1,250,000 from the Lenders to finance a portion of the costs of improvements related to the Summit Transaction and to provide additional financing to support said acquisition and capital expenditures; and

     WHEREAS, Lenders have agreed to make such additional loans on the terms and conditions set forth herein; and

     WHEREAS, Borrowers, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

     NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

     1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Second Amendment.

     2. Schedules and Exhibits: The following schedules relative to the New Subsidiaries are addendums to the respective Schedule to the Credit Agreement:

     (a)  Schedule 3.1        Mortgaged Property and Leasehold Interests
     (b)  Schedule 5.1(a)     Jurisdictions where qualified to do business
     (c)  Schedule 5.1(b)     Capital Stock
     (d)  Schedule 5.1(c)     Subsidiaries
     (e)  Schedule 5.2        Authority
     (f)  Schedule 5.6        Material Adverse Changes
     (g)  Schedule 5.7        Material Leases of Property
     (h)  Schedule 5.8        Intellectual Property
     (i)  Schedule 5.9        Indebtedness for Borrowed Money
     (j)  Schedule 5.10       Litigation
     (k)  Schedule 5.13(a)    Contracts with Affiliates
     (l)  Schedule 5.13(b)    Indebtedness for Borrowed Money Owing to or by
                              Affiliates
     (m)  Schedule 5.21-A     UCC Filing Offices
     (n)  Schedule 8.9(g)     Liens

     3. Definitions. Section 1.2 of the Credit Agreement is hereby amended to add the following definitions to read in their entirety as follows:

          "Chester Twin Cinema Transaction" means the revised and restated lease about to be entered into between CCC Chester Twin Cinema Corporation, as Tenant, and Ramco-Gershenson, Inc., as Landlord for property known as and designated as Store B-001 in the Chester Springs Shopping Center located on Route 206, Chester Borough, New Jersey for the expansion of two movie auditoriums into six movie auditoriums.

          "Summit Transaction" means the lease by and between 343 Springfield Avenue, Summit, L.L.C., Landlord, and CCC Summit Cinema Corp., Tenant, dated February 27, 1997 for part of premises commonly known as 343-349 Springfield Avenue, Summit, New Jersey.

          "Summit Transaction Property" means the real and personal property acquired by Borrowers relative to the Summit Transaction.

          "Second Amendment Closing Date" means the day on which the Loans relative to the Second Amendment are made pursuant to this Agreement.

     4. Making the Loans. Section 2.2(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (e) Term Loan B. Subject to the terms and conditions of this Agreement and in reliance upon the representation and warranties of each Borrower herein set forth, each Lender severally agrees to lend to Borrowers its Participation Percentage of the Term Loan B. The aggregate amount of the Term Loan B shall not exceed Five Million Five Hundred Fifty Thousand Dollars ($5,550,000). Amounts borrowed under Subsection 2.2(c) and repaid or prepaid may not be reborrowed. Four Million Three Hundred Thousand Dollars ($4,300,000) of Term Loan B was made available to Borrowers prior to the Second Amendment Closing Date. Lenders agree, subject to Section 4.2 of the Credit Agreement, to make available an additional Six Hundred Twenty-Five Thousand Dollars ($625,000) on or prior to thirty (30) days following the Second Amendment Closing Date and an additional Six Hundred Twenty-Five Thousand Dollars ($625,000) on or prior to ninety (90) days following the Second Amendment Closing Date. Each such additional amount shall be made to Borrowers in one drawing.

     5. Repayments and Prepayments of Principal/Payment on the Term Loans. The Amortization Schedule set forth in Section 2.6(b) of the Credit Agreement is hereby amended to in its entirety to read as follows:



--------------------------------------------------------------------------------

                      PAYMENT DATE             PRINCIPAL INSTALLMENT
--------------------------------------------------------------------------------
                      July 1, 1997                 $100,000.00

--------------------------------------------------------------------------------
                   October 1, 1997                 $144,500.00

--------------------------------------------------------------------------------
                   January 1, 1998                 $144,500.00

--------------------------------------------------------------------------------
                     April 1, 1998                 $194,500.00

--------------------------------------------------------------------------------
                      July 1, 1998                 $194,500.00

--------------------------------------------------------------------------------
                   October 1, 1998                 $203,750.00

--------------------------------------------------------------------------------
                   January 1, 1999                 $203,750.00

--------------------------------------------------------------------------------
                     April 1, 1999                 $228,750.00

--------------------------------------------------------------------------------
                      July 1, 1999                 $228,750.00

--------------------------------------------------------------------------------
                   October 1, 1999                 $237,500.00

--------------------------------------------------------------------------------
                   January 1, 2000                 $237,500.00

--------------------------------------------------------------------------------
                     April 1, 2000                 $262,500.00

--------------------------------------------------------------------------------
                      July 1, 2000                 $262,500.00

--------------------------------------------------------------------------------
                   October 1, 2000                 $271,250.00

--------------------------------------------------------------------------------
                   January 1, 2001                 $271,250.00

--------------------------------------------------------------------------------
                     April 1, 2001                 $296,250.00

--------------------------------------------------------------------------------
                      July 1, 2001                 $296,250.00

--------------------------------------------------------------------------------
                   October 1, 2001                 $305,500.00

--------------------------------------------------------------------------------
                 December 31, 2001               $1,305,500.00

--------------------------------------------------------------------------------
                     April 1, 2002                  $80,500.00

--------------------------------------------------------------------------------
                      July 1, 2002                  $80,500.00

--------------------------------------------------------------------------------

     6. Reaffirmation of Covenants. Warranties and Representations. Each Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 5, are true and accurate as of the date hereof. Each Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 6 and financial covenants set forth in Article 7 and negative covenants set forth in
Article 8 thereof, as if fully set forth herein, except to the extent modified by this Second Amendment.

     7. Conditions Precedent to Closing of Second Amendment. On or prior to the closing of the Second Amendment (hereinafter the "Second Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

          (a) Proof of Corporate Authority. Agent shall have received from each Borrower copies, certified by a duly authorized officer to be true and complete on and as of the Second Amendment Closing Date, of records of all action taken by Borrowers to authorize (i) the execution and delivery of this Second Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this Second Amendment, and (ii) its performance of all of its obligations under each of such documents.

          (b) Loan Documents, etc.. Each of the documents to be executed and delivered at the Second Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrowers and shall be in full force and effect on and as of the Second Amendment Closing Date.

          (c) Actions to Perfect Liens. Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including without limitation, the filing of duly executed financing statements on Form UCC-1, necessary or, in the opinion of Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

          (d) Insurance. Agent shall have received copies of certificates of insurance executed by each insurer or its authorized agent evidencing the insurance required to be maintained pursuant to Section 6.2(b) of the Credit Agreement with respect to the Summit Transaction Property, and a certificate of a nationally recognized insurance broker reasonably satisfactory to Agent certifying that insurance complying with such Section has been obtained and is in full force and effect.

          (e) Leasehold Mortgages and Title Evidence. Agent shall have received the following documents, each of which shall be executed (and, where appropriate, acknowledged) by Persons satisfactory to the Agent:

               (i) the following Leasehold Mortgages, in each case duly executed and delivered by the respective Borrowers (and where appropriate by the trustee thereunder) in recordable form (in such number of copies as the Agent shall have requested), together with such Uniform Commercial Code financing statements as may be needed in order to perfect the security interests granted by each of the Leasehold Mortgages in any fixtures and other property therein described which may be subject to the Uniform Commercial Code, in each case appropriately completed and duly executed and in proper form for filing in all offices in which required:

                    (1) Open-End Leasehold Mortgage executed by CCC Summit
               Cinema Corp. relating to a leasehold estate in property located in the city of Summit, New Jersey.

                    (2) Open-End Leasehold Mortgage executed by CCC Chester Twin
               Corporation relating to a leasehold estate in property located in the Borrough of Chester, New Jersey.

               (ii) with respect to the Leasehold Mortgage identified in paragraph (i)(1) above, consents of the landlord consenting to the mortgaging of the Borrower's leasehold estate (which consnet may be contained in the lease of such property).

               (iii) with respect to the Leasehold Mortgage identified in (i)
          (1) above, non-disturbance and attornment agreement executed by the landlord and their mortgage holder, each in form and substance satisfactory to Agent.

               (iv) with respect to the Leasehold Mortgage identified in paragraph (i)(2) above, prior to the funding the second additional amount of the Term Loan B pursuant to Section 2.2(b) of the Credit Agreement, as revised by this Second Amendment, consents of the landlord consenting to the mortgaging of the Borrower's leasehold estate.

               (v) with respect to the Leasehold Mortgages identified in (i)(2) above, prior to the funding the second additional amount of the Term Loan B pursuant to Section 2.2(b) of the Credit Agreement, non-disturbance and attornment agreement executed by the landlord and their mortgage holder, each in form and substance satisfactory to Agent.

               (vi) Borrowers shall have paid to the Agent an amount equal to all title search and exam fees, mortgage and mortgage recording taxes, intangibles taxes, stamp taxes and other taxes payable in connection with the execution and delivery of the Leasehold Mortgages and the obligations secured thereby and the recording of the Leasehold Mortgages in the appropriate land offices.

     (f) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

     (g) Performance, Etc. Except as set forth herein, Borrower shall have duly and properly perforrned, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Second Amendment Closing Date, and no condition shall exist on the Second Amendment Closing Date, which constitutes a Default or an Event of Default.

     (h) Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated on the Second Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to Provident.

     (i) Changes; None Adverse. Since the date of the most recent balance sheets of Borrower delivered to Provident, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Provident shall have completed such review of the status of all current and pen ding legal issues as Agent shall deem necessary or appropriate.

     (j) Lien Searches. Agent shall have received the results of a recent search by a Person satisfactory to Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to the Summit Transaction Property.

     (k) Environmental Assessment. Agent and Lenders shall have received any environmental survey and assessment received by Borrower relative to the Summit Transaction Property.

     8. Miscellaneous. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Second Amendment and the handling of any other matters incidental hereto.

     (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this Second Amendment, the latter shall govern.

     (c) This Second Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

     (d) This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     (e) This Second Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

     [Remainder of page intentionally left blank. Signature pages follow.]

     IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.

SIGNED IN THE PRESENCE OF:

                                             CLEARVIEW CINEMA GROUP, INC.,
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


           .                                 CCC MADISON TRIPLE CINEMA CORP.,
                                             a New Jersey corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC CHESTER TWIN CINEMA CORPORATION
                                             a New Jersey corporation



_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President

                                             CCC MANASQUAN CINEMA CORPORATION,
                                             a New Jersey corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CLEARVIEW THEATRE GROUP, INC.,
                                             a New Jersey corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC HERRICKS CINEMA CORP.,
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC PORT WASHINGTON CINEMA CORP.,
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President

                                             CCC GRAND AVENUE CINEMA CORP.,
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC WASHINGTON CINEMA CORP.,
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC ALLWOOD CINEMA CORP.,
                                             a Delaware corporation



_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC EMERSON CINEMA CORP.,
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President

                                             CCC NEW CITY CINEMA CORP.,
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC SUMMIT CINEMA CORP.(formerly
                                             known as 343-349 SPRINGFIELD
                                             AVENUE CORP.), a New Jersey
                                             corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC BEDFORD CINEMA CORP.,
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC KISCO CINEMA CORP., a
                                             Delaware corporation ("CCC Kisco"),


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President



                                             CCC CLOSTER CINEMA CORP.,
                                             a Delaware corporation

_____________________________                By:  _____________________________
                                             Name:  A. Dale Mayo
_____________________________                Title:    President



                                             CCC BERGENFIELD CINEMA CORP.,
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC TENAFLY CINEMA CORP.,
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             CCC B.C. REALTY CORP.
                                             a Delaware corporation


_____________________________                By:  _____________________________
                                             Name: A. Dale Mayo
_____________________________                Title: President


                                             THE PROVIDENT BANK, Agent


_____________________________                By:  _____________________________
                                             Name: Alan R. Henning
_____________________________                Title: Vice President

                                             THE PROVIDENT BANK, Lender


_____________________________                By:  _____________________________
                                             Name: Alan R. Henning
_____________________________                Title: Vice President


[Schedules are not included, but will be provided by the Company upon request.]